                                                       UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                    FORM N-CSR

         CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                       INVESTMENT COMPANIES

Investment Company Act file number  811-08637
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                                                 The Pacific Corporate Group Private Equity Fund
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                                                     (Exact name of registrant as specified in charter)

                  PO Box 181978, Coronado, California                                                      92178
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           (Address of principal executive offices)                                                    (Zip code)

             The Corporation Trust Company
               Corporation Trust Center
                1209 Orange Street
             Wilmington, Delaware 19801
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                                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (619) 522-0100
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Date of fiscal year end:      3/31/12
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Date of reporting period:   3/31/12
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §. 3507.

ITEM 1.                                Reports to Shareholders

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Pacific Corporate Group Private Equity Fund

We have audited the accompanying consolidated balance sheet of The Pacific Corporate Group Private Equity Fund and subsidiaries (the “Trust”), including the consolidated schedule of portfolio investments, as of March 31, 2012, and the related consolidated statements of operations, changes in shareholders’ equity, cash flows and selected per share data and ratios for the year then ended. These financial statements and the selected per share data and ratios are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. The selected per share data and ratios for each of the four years in the period ended March 31, 2011, were audited by other independent registered public accountants whose report dated June 8, 2011, expressed an unqualified opinion.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and investment funds owned as of March 31, 2012, by correspondence with the custodian and general partners of such portfolio investments; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Pacific Corporate Group Private Equity Fund and subsidiaries as of March 31, 2012, and the results of their operations, changes in their shareholders’ equity, their cash flows and the selected per share data and ratios in conformity with  accounting principles generally accepted in the United States of America.

As discussed in Note 2, the consolidated financial statements include portfolio investments valued at $9,857,703 as of March 31, 2012 representing 60.09% of total assets, whose fair values have been estimated by the Adviser Trustee in the absence of readily determinable fair values. The Adviser Trustee’s estimates are based on information provided by the fund managers or by the general partners and do not necessarily represent the amount that might ultimately be realized.

/s/ Travis Wolff, LLP

June 15, 2012

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET (Unaudited)
March 31, 2012

Assets

Portfolio investments, at fair value (cost of $24,377,330)	$9,857,703
Short-term investments, at fair value (cost of $4,876,725)	4,876,725
Cash	1,064,089
Deferred compensation plan assets, at fair value	498,068
Due from affiliates	57,015
Prepaid expenses and other assets	42,705
Other receivable - foreign withholding tax	7,599
Accrued interest receivable	322

Total Assets	$16,404,226

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$498,068
Deferred tax liability	34,729
Accounts payable and accrued expenses:
Audit and tax	108,125
Legal	75,705
Other	74,384
Total liabilities	791,011

Shareholders’ Equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	306,066
Beneficial Shareholders (108,159.8075 shares)	15,307,149
Total Shareholders’ Equity (net asset value)	15,613,215

Total Liabilities and Shareholders’ Equity	$16,404,226

Net Asset Value per Share of Beneficial Interest	$141.52

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
For the Year Ended March 31, 2012

Investment Income and Expenses

Income:
Dividend and interest income from portfolio investments	$544,709
Interest from cash and short-term investments	3,015
Total income	547,724

Expenses:
Legal fees	163,012
Administrative fees	124,136
Management fee	101,912
Audit and tax fees	98,044
Independent Trustees fees	51,960
Insurance expense	35,022
Other expenses	40,893
Total expenses	614,979

Net investment loss	(67,255)

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized depreciation of Indirect Investments	(373,080)
Realized gain on distributions from Indirect Investments	310,655
Net change in Shareholders’ Equity from Indirect Investments	(62,425)

Net realized gain from Distributed Investments	9,794

Change in unrealized appreciation of Direct Investments	714,299

Net change in Shareholders’ Equity from Portfolio Investments before tax	661,668

Provision for income taxes	1,620

Net change in Shareholders’ Equity from Portfolio Investments after tax	663,288

Net Increase in Shareholders’ Equity from Operations	$596,033

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)
For the Year Ended March 31, 2012

	Adviser	Beneficial
	Trustee	Shareholders		Total

Shareholders’ Equity as of April 1, 2011	$205,430	$16,767,629		$16,973,059

Increase (decrease) in Shareholders’ Equity
from operations:
Net investment income	(308)	(66,947)		(67.255)
Realized gain from investments – net	1,474	318,975		320,449
Change in unrealized depreciation
on investments – net	108,463	232,756		341,219
Provision for income taxes	7	1,613		1,620

Net increase in Shareholders’ Equity
from operations	109,636	486,397		596,033

Distributions to Shareholders:
Return of capital distributions	(6,840)	(1,479,627)		(1,486,467)
Realized loss distributions	(2,160)	(467,250)		(469,410)

Net decrease in Shareholders’ Equity	100,636	(1,460,480)		(1,359,844)

Shareholders’ Equity as of March 31, 2012 (A)	$306,066	$15,307,149 (	(B)	$15,613,215

(A) Shareholders’ Equity is equivalent to the net assets of The Pacific Corporate Group Private Equity Fund (the “Trust”).

(B) The net asset value per share of beneficial interest was $141.52 as of March 31, 2012. Additionally, from February 9, 1998 (commencement of operations) through March 31, 2012, the Trust made cash distributions to Beneficial Shareholders totaling $1,157 per share of beneficial interest.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND CONSOLIDATED STATEMENT OF CASH FLOWS For the Year Ended March 31, 2012 Cash Flows From Operating Activities

Net increase in Shareholders’ Equity from operations	$596,033

Adjustments to reconcile net increase in Shareholders’ Equity from operations to net cash provided by operating activities:

Realized gain on distributions from Indirect Investments	(310,655)
Change in net unrealized depreciation of Investments	(341,219)
Distributions received from Indirect Investments	4,227,872
Increase in short-term investment	(2,161,842)
Increase in deferred compensation plan assets, at fair value	(46,761)
Decrease in due from affiliates	24,304
Increase in prepaid expenses and other assets	(3,780)
Decrease in other receivable – foreign withholding tax	34,901
Increase in accrued interest receivable	(58)
Increase in deferred compensation plan - due to Independent Trustees	46,761
Decrease in deferred tax liability	(1,620)
Decrease in accounts payable and accrued expenses	(941)
Net cash provided by operating activities	2,062,995

Cash Flows From Financing Activities

Distributions to shareholders	(1,955,877)
Net cash used in financing activities	(1,955,877)

Increase in cash	107,118
Cash at beginning of year	956,971

Cash at End of Period	$1,064,089

Supplemental disclosure of non-cash operating activity:

Fair value of in-kind distribution received from Indirect Investments	$100,860

Indirect Investment written-off	$5,824

The accompanying notes are an integral part of these consolidated financial statements

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)
As of March 31, 2012

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Direct Investments:

Manufacturing:
ADCO Global, Inc. (A)	USA
Materials
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in-		$863,700	$2,176,993
kind) dividend
1,000 shares of common stock		1,000,000	1,358,273

Total Manufacturing		1,863,700	3,535,266	22.64%

Total Direct Investments		1,863,700	3,535,266	22.64%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	Asia Pacific	1,457,700	941,654	6.03%
Consumer Discretionary, Industrials, Materials	Europe
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	USA	1,258,434	249,925	1.60%
Consumer Discretionary, Telecom Services	Latin America
$2,500,000 original capital commitment	Canada
.267% limited partnership interest

Total International		2,716,134	1,191,579	7.63%

Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	USA	201,823	190,948	1.22%
Consumer Discretionary, Industrials, IT	Canada
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	USA	2,919,636	134,875	0.86%
Consumer Discretionary, IT	Latin America
$5,000,000 original capital commitment	Canada
.124% limited partnership interest

Total Large Corporate Restructuring		3,121,459	325,823	2.08%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of March 31, 2012

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	USA	$1,761,487	$1,977,010	12.66%
Consumer Discretionary, Materials	Canada
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	USA	3,089,028	1,423,289	9.12%
Consumer Discretionary, Industrials	Canada
$5,000,000 original capital commitment
.550% limited partnership interest

Total Medium Corporate Restructuring		4,850,515	3,400,299	21.78%

Sector Focused:
Providence Equity Partners III, L.P.	USA	1,526,847	116,206	0.74%
Consumer Discretionary	Canada
$3,500,000 original capital commitment
.372% limited partnership interest

VS&A Communications Partners III, L.P.	Europe	1,109,429	271,124	1.75%
Consumer Discretionary, IT	USA
$3,000,000 original capital commitment	Canada
.293% limited partnership interest

Total Sector Focused		2,636,276	387,330	2.49%

Small Corporate Restructuring:
Sentinel Capital Partners II, L.P. (B)	USA	1,397,812	239,769	1.54%
Consumer Discretionary	Canada
$5,000,000 original capital commitment
3.973% limited partnership interest

Total Small Corporate Restructuring		1,397,812	239,769	1.54%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited), continued
As of March 31, 2012

				Fair Value
				% of
	Geographic			Shareholders’
	Location	Cost	Fair Value	Equity
Venture Capital:
Alta California Partners II, L.P.	USA	$3,220,249	$494,750	3.37%
Health Care, IT	Canada
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	Europe	1,195,780	4,030	0.03%
Consumer Discretionary, IT	USA
$1,540,000 original capital commitment	Canada
.381% limited partnership interest

Sprout Capital VIII, L.P.	Middle East	3,375,405	278,384	1.90%
Health Care, IT, Materials	Africa
$5,000,000 original capital commitment	USA
.667% limited partnership interest	Canada

Total Venture Capital		7,791,434	777,167	5.30%

Total Indirect Investments		22,513,630	6,168,835	42.09%

Total Portfolio Investments (C)		$24,377,330	$8,867,014	60.49%

(A)	The Trust also has an indirect interest in ADCO Global, Inc. through its investment in Aurora Equity Partners II L.P., which is over 5% of shareholders’ equity.

(B)	The fair value assigned to these limited partnership interests mainly represent cash, cash equivalents and future escrow proceeds.

(C)
The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust’s portion has been given to the other limited partners invested in this partnership.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
For the Year Ended March 31, 2012

The following per share data and ratios have been derived from information provided in the consolidated financial statements for the year ended March 31, 2012.

Operating Performance Per
Share of Beneficial Interest:	2012	2011	2010	2009	2008

Net asset value, beginning of year	$155.03	$157.42	$151.33	$221.76	$408.18

Net investment loss	(0.63)	(5.41)	(5.12)	(6.59)	(2.85	)(C)
Net change in net assets from
Portfolio Investments	5.12	16.02	11.21	(33.84)	21.43	(C)

Net increase (decrease) in net assets resulting from operations	4.49	10.61	6.09	(40.43)	18.58

Cash distributions: (A)
Return of capital	(13.68)	(13.00)	-	(26.90)	(65.19)
Gain	(4.32)	-	-	(3.10)	(139.81)
Total cash distributions	(18.00)	(13.00)	-	(30.00)	(205.00)

Net asset value, end of year	$141.52	$155.03	$157.42	$151.33	$221.76

Total investment return	2.90%	6.74%	4.02%	(18.23%)	4.55%

Ratios to Average Net Assets:

Expenses	4.13%	3.86%	4.10%	4.05%	2.57	% (C)

Net investment loss	(0.45%)	(3.54%)	(3.24%)	(3.61%)	(0.82	%)(C)

Ratio of expenses and provision
for income taxes (B)	4.12%	3.96%	4.17%	4.03%	2.58%

Supplemental Data:

Net assets, end of year	$15,613,215	$16,973,059	$17,162,177	$16,460,333	$24,340,616

Portfolio turnover	0.00%	0.38%	0.97%	1.19%	0.50%

(A)	The determination of the return of capital and realized gain components of distributions are based on information available at the time of each distribution.
(B)	Ratio includes the impact of income taxes reported as a component of realized and unrealized gains (losses) in the Consolidated Statement of Operations for each respective year.
(C)	The per share data and ratio data for income distribution and expenses for Indirect Investments have been reclassified for the respective year.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.           Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997.  The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust.  The Adviser Trustee and three individuals (the “Individual Trustees”), two of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investments in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust has made certain Indirect Investments and Direct Investments through PEF Direct, Inc., a wholly owned subsidiary of the Trust (the “Taxable Subsidiary”).  The financial statements of the Taxable Subsidiary is consolidated into the financial statements of the Trust.  The Taxable Subsidiary is subject to corporate federal, state and local income tax.  Therefore, income and gains earned by the Taxable Subsidiary is passed through to the Shareholders of the Trust on an after tax basis.  The Taxable Subsidiary was formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities.

The Trust’s original scheduled termination date was December 31, 2009, which was previously extended until December 31, 2011.  In November 2011, the Trustees determined to extend the term of the Trust until December 31, 2012 and amended the declaration of the Trust.  Accordingly, the Trust is now scheduled to terminate on December 31, 2012.

2.           Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $9,857,703 as of March 31, 2012, representing 60.09% of total assets, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

Indirect Investments - As of March 31, 2012, the Trust had investments in 12 underlying funds, which are denoted as indirect investments on the consolidated schedule of portfolio investments.  The Trust’s investment in any one fund ranged from .03% to 12.66% of the Trust’s net assets as of March 31, 2012 and in aggregate, represented 40.50% of the net assets of the Trust.  Due to the limited liquidity of the Trust’s indirect investments, and the inherent uncertainty of the valuation of certain investments held by the funds, the values that the respective portfolio manager has ascribed to its investment within the funds may differ from the values that may be realized upon liquidation of such investments, and the differences could be material.  The Trust reviews the investment valuation information provided by each respective portfolio manager and may on occasion make certain adjustments to the valuations in order to maintain compliance with generally accepted accounting principles (“GAAP”) or other authoritative guidance.

The fair value of the Trust’s Direct Investments and securities received from Indirect Investments (“Distributed Investments”) are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued using the following methods (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets – e.g., multiplying a key performance metric of the investee company or asset, such as EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions – adjusted by the Advisor Trustee for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Advisor Trustee to be the best indicator of fair value).  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.

As of March 31, 2012, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

The Trust identified errors in the previously reported cost of the portfolio investments. The effect of the correction of the errors is a reclassification between prior year’s change in unrealized gain/loss and realized gain/loss.  The Trust believes these errors are not material to the consolidated financial statements taken as a whole.  Accordingly, the cost of the portfolio investments are adjusted by the change between unrealized gain/loss and realized gain/loss. In addition, these errors have resulted in the understatement of management fees in the amount of $226,400; however, the Advisor Trustee has elected to waive the under payment of management fee.

Recent Accounting Developments - In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Updates (“ASU”) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS. ASU 2011-04 applies to all reporting entities that are required or permitted to measure or disclose fair value of an asset, liability, or an instrument classified in a reporting entity’s shareholder’s equity in the financial statements. The amendments in this ASU result in common fair value measurement and disclosure requirements in GAAP and IFRS. Consequently, the amendments change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The pronouncement is effective during interim and annual periods beginning after December 15, 2011. The Adviser Trustee is currently evaluating the impact on the Trust’s consolidated financial statements.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

(i)         covenant breaches by the relevant company or investment fund;
(ii)        departures of key members of management;
(iii)       bankruptcy or restructuring of the company or investment fund;
(iv)       an investment has been valued below cost for one year or longer; or
(v)        investments that are the subject of write-downs of value during the current quarter.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

2.           Summary of Significant Accounting Policies, continued

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency. Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.
currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.
Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes.  However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carry forwards, using applicable enacted tax rates.

During the year ended March 31, 2012, the Trust recorded a provision for income taxes of $1,620 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiary.  The income tax provision is comprised of a federal deferred tax benefit of $1,620.

The tax effects of temporary differences that give rise to the deferred tax liability as of March 31, 2012 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiary in excess of their tax basis.

The Trust recognizes in its consolidated financial statements the impact of tax positions taken, or expected to be taken, on an income tax return only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.  Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.  The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.  No positions were noted that required disclosure or adjustment to the consolidated financial statements for the year ended March 31, 2012.

Short-term Investments - The Trust considers its money market investment held at a broker to be short-term investments.

Cash - Cash is held with major financial institutions that are insured by the Federal Deposit Insured Corporation (“FDIC”).  The Trust maintains its cash in bank accounts, which at times may exceed original FDIC limits.

3.           Portfolio Investments

Generally, the Trust’s investments in underlying fund investments are subject to holdback provisions, whereby the Trust will receive between 90%-95% of the amount due upon liquidation or redemption of interests in a fund investment and the balance will be received within a reasonable time after the completion of the fund investment’s year-end audit.  The Trust’s investments in the fund are subject to the market and credit risk of those financial instruments held or sold short by the fund.  The Trust’s risk of loss related to any one investment in an underlying fund is limited to its investment in such underlying fund.

The underlying funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives, mortgage-backed securities, asset-backed securities and other financial instruments and commodities which may be listed or unlisted and rated investment grade or non-investment grade.  Potential losses incurred in the underlying portfolio’s more concentrated positions could have a materially adverse effect on the underlying fund’s overall financial condition. In addition, if the price of a security held by the underlying fund should decrease and the underlying fund is unable for any reason to liquidate its position quickly or at a relatively advantageous price, the effect on the underlying fund’s portfolio would be heightened if the underlying fund had concentrated its assets in such a position.

The management agreements of the portfolio investments provide for compensation to the managers in the form of fees ranging from 0.0% - 2.0% annually of net assets and performance incentive fees ranging from 20% to 25% of net profits earned.

The following table summarizes the Trust’s Indirect Investments which represent greater than 5% of Shareholders’ Equity of the Trust as of March 31, 2012.

	% of Shareholders’		Income For the Year Ended	Fees		Redemptions	Unfunded
Portfolio Investments	Equity	Fair Value	March 31, 2012	Management	Incentive	Permitted	Commitment
Aurora Equity Partners II L.P.	12.66%	$1,977,010	$12,616	0.8%	20.0%	None	$-
CVC European Equity Partners II L.P.	6.03%	941,654	121,952	1.5%	20.0%	None	586,460
Fenway Partners Capital Fund II, L.P.	9.12%	1,423,289	31,984	1.8%	20.0%	None	77,445

The Trust’s proportionate share of an investment, owned indirectly through its portfolio investments, with a fair value exceeding 5% of the Shareholders’ Equity at March 31, 2012 is as follows:

						% of
						Shareholders’
	Type	Country	Industry	Cost	Fair Value	Equity

Aurora Equity Partners II L.P.:			Adhesive and
ADCO Global, Inc.	Common Stock	USA	Sealants	$400,433	$610,548	3.91%
	Preferred Stock		Manufacturer	345,909	1,050,555	6.73%
				$746,342	$1,661,103	10.64%

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

4.           Fair Value of Portfolio Investments

In accordance with ASC 820-10, Fair Value Measurements (“ASC 820-10”), fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date.

ASC 820-10 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk.  Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Trust has the ability to access at the measurement date.  This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly.  These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example interest rate and yield curves, volatilities, prepayment speeds and credit risks among others.  These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available.  Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment.  These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

The following is a table of the inputs used as of March 31, 2012 in valuing the Trust’s investments carried at fair value:

		Significant
		Other	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Short-term investment	$4,876,725	$-	$-	$4,876,725
Deferred compensation plan assets	498,068	-	-	498,068

Portfolio Investments:
Manufacturing	-	-	3,535,266	3,535,266
International	-	-	1,191,579	1,191,579
Large Corporate Restructuring	-	-	325,823	325,823
Medium Corporate Restructuring	-	-	3,400,299	3,400,299
Sector Focused	-	-	387,330	387,330
Small Corporate Restructuring	-	-	239,769	239,769
Venture Capital	-	-	777,637	777,637
Total Portfolio Investments	-	-	9,857,703	9,857,703

Total Valuation Inputs	$5,374,793	$-	$9,857,703	$15,232,496

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Manufacturing	International	Large Corporate Restructuring	Medium Corporate Restructuring	Sector Focused	Small Corporate Restructuring	Venture Capital	Total

Balance as of April 1, 2011	$2,820,967	$1,529,707	$1,424,959	$5,635,546	$980,478	$248,215	$793,829	$13,433,701
Realized gain/loss	-	279,735	706,096	(743,910)	4,939	(5,824)	69,619	310,655
Unrealized appreciation/
depreciation	714,299	(132,477)	(592,447)	196,009	40,384	(2,622)	118,073	341,219
Distributions	-	(485,386)	(1,212,785)	(1,687,346)	(638,471)	-	(203,884)	(4,227,872)
Transfers into Level 3	-	-	-	-	-	-	-	-
Transfers out of Level 3	-	-	-	-	-	-	-	-
Balance as of March 31, 2012	$3,535,266	$1,191,579	$325,823	$3,400,299	$387,330	$239,769	$777,637	$9,857,703

Net change in unrealized
appreciation/depreciation
from investments still held
as of March 31, 2012	$714,299	$(132,477)	$(592,447)	$(984,962)	$40,384	$-	$118,073	$(837,130)

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

5.           Investment Risk Factors

The Adviser Trustee seeks investment opportunities that offer the possibility of attaining substantial capital appreciation.  Certain events particular to each industry in which the Trust’s investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Trust’s investments.

Concentration of Risk - The underlying funds related to the indirect investments are not registered under the Investment Company Act of 1940 and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage that may involve significant risks. These underlying funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the indirect investments may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the indirect investment’s net asset value.

Investment Risk - An investment in the Trust is subject to investment risk, including the possible loss of the entire principal invested.  An investment in the Trust represents an indirect investment in the securities owned by the fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  An investment in the Trust at any point in time may be worth less than the original investment.  Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

Federal Income Tax -  The following is computed on a tax basis as of March 31, 2012:

Cost of portfolio investments                                                                                     $24,377,330

Gross unrealized appreciation                                                                                     $  1,887,089
Gross unrealized depreciation                                                                                     (16,406,716)

Net unrealized depreciation                                                                                     $(14,519,627)

6.           Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, Shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee.  The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

7.           Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all Shareholders, including the Adviser Trustee, pro rata based on capital contributions.  Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”.  For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments.  The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all Shareholders including the Adviser Trustee, pro rata based on capital contributions.

“Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

8.           Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter.  The Fee Base as of December 31, 2011, which was used to calculate the management fee for the year ended March 31, 2012, was $7,783,875.  The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.  No such reductions of management fees occurred during the year ended March 31, 2012.

As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee.  As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust.  Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

9.           Investment Commitments

As of March 31, 2012, the Trust had unfunded investment commitments of approximately $1.26 million.

10.           Cash Distributions

Cumulative distributions made from inception of the Trust through March 31, 2012 total $125,719,399, of which the Beneficial Shareholders received $125,140,899, or $1,157.00 per Share and the Adviser Trustee received $578,500.

11.           Subsequent Events

The Trust has evaluated subsequent events through June 15, 2012, the day the consolidated financial statements were available to be issued. The Trust has determined that there are no material subsequent events that require disclosure in the consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)

1.           Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower Post Office Box 181978 Coronado, CA 92178 Age 55	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	PCG Asset Management, LLC
Alan C. Shapiro (1) Post Office Box 181978 Coronado, CA 92178 Age 66	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor Emeritus of Banking and Finance Emeritus at the Marshall School of Business, University of Southern California	1	Advanced Cell Technology
DeWitt F. Bowman (2) Post Office Box 181978 Coronado, CA 92178 Age 81	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1	Forward Funds, RREEF America III REIT, and PG&E NFDC Trust

(1)	Dr. Shapiro is the Chairman of the Audit Committee.
(2)	Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.           Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Mr. Christopher J. Bower, President, at (619) 522-0100 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s annual report on Form N-CSR for the year ended March 31, 2012).

The Trust’s proxy voting record is available without charge by contacting Mr. Christopher J. Bower, President, at (619) 522-0100 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the period ended June 30, 2011).

3.           Continuation of Management Arrangements

The Board of Trustees of the Trust, including a majority of the Independent Trustees, has the responsibility under the Investment Company Act to approve the Trust’s proposed Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation.1  At a meeting held in person on May 17, 2012, the Management Agreement with Pacific Corporate Group LLC, the Trust’s management company and adviser trustee (“PCG”), was discussed and was unanimously continued for a one-year term by the Trust’s Board, including the Independent Trustees.  In approving the continuance for one year, it was noted that the Trust was scheduled to go into dissolution at December 31, 2012, but that the terms of the management arrangements would continue into such period of dissolution.  At this meeting, the Board, including the Independent Trustees, also approved Articles IV and VI of the Trust’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust”), which Articles set forth certain management powers of, and the payment of certain fees (as described below) to, PCG as adviser trustee of the Trust.  The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the Board meeting and executive session.

In considering whether to continue the Trust’s Management Agreement and other management arrangements, the Board reviewed materials provided by PCG, Trust counsel and independent counsel, which included, among other things, (i) fee information of other comparable funds-of-funds (“Comparable Funds”), as well as fee information regarding other investment vehicles managed or advised by PCG, (ii) a profitability analysis of PCG in providing services under the Management Agreement and information regarding PCG’s financial condition, (iii) performance information regarding the Trust and related performance benchmarks and (iv) memoranda outlining the legal duties of the Board.  The Board met separately outside the presence of PCG personnel in connection with the deliberations.  The counsel to the Independent Trustees reviewed with the Independent Trustees their responsibilities in considering the continuation of the Trust’s management arrangements and responded to questions from the Independent Trustees concerning their responsibilities.  The Board considered factors relating to both the selection of the manager and the approval of the management fee when reviewing the Management Agreement and other management arrangements.  It was noted that factors for consideration by the Independent Trustees had been set forth in the memorandum prepared by counsel to the Independent Trustees.  In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by PCG.  The Trustees reviewed the services that PCG provides to the Trust, including, but not limited to, providing (a) ongoing monitoring and information regarding the Trust’s investments, including information requested by the Trustees, (b) a set of policies and procedures designed to meet the needs of the Trust and (c) monitoring, reporting and valuation mechanisms.  The Board considered PCG’s ability to continue to perform the services required of it by the Trust, including whether PCG had the financial, personnel and other resources necessary to continue to carry out its functions under its management arrangements with the Trust.  The Trustees also discussed the amount of time PCG dedicated to the Trust during the previous year.  Additionally, the Trustees considered the services provided by PCG to the other investment vehicles that it manages or advises.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited), ended

3.           Continuation of Management Arrangements, continued

The Board noted that as a limited life private equity fund registered under the Investment Company Act investing in Direct Investments and Indirect Investments (as each term is defined in Note 1 to the Trust’s financial statements), the Trust is a somewhat unique investment vehicle.  It was noted that PCG had developed reporting, valuation and other procedures that were customized to the needs of the Trust and requirements of the Trustees in carrying out their responsibilities.  PCG’s administration of these procedures was also noted.  In this regard, the Board recognized PCG’s effective interaction with the Trust’s administrator, auditors and legal counsel.  The Board also noted the compliance program of PCG as well as PCG’s role in developing the Trust’s compliance program and PCG’s commitment to updating such program on a regular basis.

The Board took into consideration PCG’s quality of service and, in particular the experience of Mr. Bower, PCG’s founder and Chief Executive Officer, in the industry.  The Board also considered developments in PCG’s business, particularly with respect to the sale of a substantial portion of its assets to an unaffiliated third party in November 2011 and such sale’s impact on PCG’s ability to continue to provide an appropriate level of service to the Trust.  In this regard, the Board noted PCG’s efforts to maximize the value of the Trust’s remaining assets while minimizing expenses payable by the Trust.  The Board further noted that PCG’s staff continued to provide satisfactory materials for meetings of the Trustees and continued to be responsive to the requests of the Trustees.

The Trustees concluded that the scope of services provided by PCG to the Trust, including compliance with regulatory and tax reporting requirements, was consistent with the nature, extent and quality of services expected of a manager of an investment vehicle such as the Trust, and that the level of services provided by PCG continued to meet the expectations of the Trustees.

(ii) Investment performance of the Trust and PCG.  The Trustees reviewed the past investment performance of the Trust, both on an absolute basis and as compared to other funds that had invested in similar investments made in the same vintage years, as well as general market indices.  It was noted that in addition to the consideration of the performance of the Trust at the meeting at which the continuance of the management arrangements was being considered, PCG has reviewed the Trust’s performance data with the Trustees on a regular basis.  The Trustees then reviewed PCG’s performance with respect to the other investment vehicles for which it provides management or investment advisory services.  The Trustees recognized that past performance is not an indicator of future performance, but determined that such information was relevant, and found that PCG had the necessary expertise to manage the Trust in accordance with its investment objectives and strategies.  In this regard, it was noted that the Trust would not be valuing any new investments.  The Trustees determined that the Trust’s performance was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by PCG from the relationship with the Trust.  Next, the Trustees considered the cost of the services provided by PCG.  As part of their analysis, the Trustees gave substantial consideration to the fees payable to PCG.  The Trustees noted that PCG’s management fee is determined as a percentage of total capital commitments of the Trust less any distributions of capital and realized investment losses.  They further noted that out of its management fee, PCG pays a quarterly shareholder servicing fee to the Trust’s placement agent.  In addition, the Trustees considered that pursuant to the Trust’s Declaration of Trust, PCG is entitled to a potential carried interest in the profits generated by the Trust’s Direct Investments.  It was noted that no carried interest had been paid to PCG since the inception of the Trust.  The Trustees noted that PCG is not entitled to a carried interest with respect to the profits generated by the Trust’s Indirect Investments.

In reviewing the management fee, the Trustees considered the management fees of the Comparable Funds.  In reviewing data regarding the Comparable Funds, it was noted to the Trustees, however, that many of the Comparable Funds do not make Direct Investments and none of the Comparable Funds is registered under the Investment Company Act.  Further, it was noted that unlike the Comparable Funds, the Trust’s registration under the Investment Company Act resulted in additional potential liabilities for PCG as well as uncertainty as to the term of the advisory engagement as a result of the Investment Company Act’s annual approval requirements.  It was also noted that, unlike the Trust, as private funds many of the Comparable Funds likely did not have boards of trustees that the Comparable Funds’ managers met with and reported to on a quarterly or more frequent basis.  In addition, the Trustees considered the fact that the Trust’s management arrangements provide for a potential carried interest only with regard to Direct Investments while the management arrangements of certain of the Comparable Funds provide for a potential carried interest with regard to Indirect Investments.  Finally, when comparing the management fees payable by certain of the Comparable Funds with the fee payable by the Trust, it was noted that the management fee payable by the Trust decreased from the prior year and would continue to decrease as a result of the manner in which the fee is calculated (i.e., as a percentage of total capital commitments less any distributions of capital and realized investment losses).

The Board also considered the fees charged by PCG to the other investment vehicles for which it provides management or advisory services, as well as the differences in the services PCG provided to such vehicles from those provided to the Trust.

The Board also recognized that the terms of the management arrangements had been disclosed in detail in the Private Placement Memorandum in connection with the initial offering of the Trust’s shares and in the Proxy Statement in connection with the shareholders’ approval of the management arrangements in 2001.

Based upon the foregoing, the Trustees concluded that PCG’s management fee and potential carried interest entitlement were reasonable, compared to those of the Comparable Funds and the fees charged by PCG to other investment vehicles for which it provides management or advisory services, based upon the nature and quality of services provided and the unusual characteristics of the Trust.

The Trustees also reviewed information regarding the profitability to PCG of its relationship with the Trust and regarding PCG’s financial condition.  The profitability analysis took into consideration a review of PCG’s methodology for determining overhead expenses.  These overhead expenses included the payment of all compensation of, and furnishing office space for, officers of the Trust necessary for the operation of the Trust during the prior fiscal year, as well as the compensation of the Trustee who is an affiliated person of PCG.  A representative of PCG indicated that the allocation of labor expenses was based upon the time spent on Trust matters during the prior fiscal year.  The Trustees noted that the profitability analysis indicated that PCG did not realize a profit for the year ended March 31, 2012 in connection with its management of the Trust.  The Trustees also noted PCG’s focus on maximizing the value of the Trust’s remaining assets while minimizing expenses and winding up the Trust’s operations as expeditiously as possible.

(iv) The extent to which economies of scale would be realized as the Trust grows and whether fee levels would reflect such economies of scale.  An additional factor that the applicable regulations under the Investment Company Act indicate that a board should consider is the extent to which economies of scale would be realized as the Trust grows and whether fee levels would reflect such economies of scale.  The Trust’s management fee is based upon committed capital as reduced by returns of capital and realized investment losses.  In addition, as a limited life vehicle, the Trust has and will continue to return capital to investors as it approaches the end of its term, and has no intention of selling additional shares and/or raising additional capital.  As a result, the Trustees did not make a determination as to whether economies of scale would be realized as the Trust grows because they determined that such factor is not relevant with respect to the Trust.  Because the Trust will not experience any further growth in its capital commitments, and, in fact, will continue to reduce its capital as it approaches the end of its term, it will not realize economies of scale.  During their discussion, the Trustees noted that, to the extent economies of scale did exist, the effect of the continued reduction in the Trust’s capital would be to increase costs as a percentage of the Trust’s assets.

In approving the continuation of the Trust’s management arrangements, no single factor was determinative to the decision of the Board.  Rather, after weighing all of the reasons discussed above, the Board, including the Independent Trustees, unanimously approved the continuation of the Management Agreement and other management arrangements.

1
The Trust’s shareholders most recently approved the Management Agreement at a special meeting held in August 2001 in connection with the acquisition of ownership interests in PCG by several members of PCG’s management.

ITEM 2.                      Code of Ethics.

(a)
The Pacific Corporate Group Private Equity Fund (the “Registrant”) maintains a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to any provisions of the code of ethics that relate to any element of the code of ethics definition enumerated in this Item.
(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of the code of ethics during the period covered by this report.
(e)	Not applicable.
(f)	A copy of the Registrant’s code of ethics is attached as an exhibit hereto.

ITEM 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that DeWitt F. Bowman and Alan C. Shapiro, constituting all of the members of the Registrant’s Audit Committee, are “audit committee financial experts” and “independent,” as such terms are defined in this Item.  This designation does not increase the designees’ duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board.  The Board believes that each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4.                      Principal Accountant Fees and Services.

Audit Fees
(a)
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $82,000 and $46,000 for the fiscal years ended March 31, 2011 and 2012, respectively.

                Audit-Related Fees
(b)
There were no audit-related fees billed for the fiscal years ended March 31, 2011 and 2012, respectively, for assurance and related services by the principal accountant that reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

There were no audit-related fees billed for the fiscal years ended March 31, 2011 and 2012, respectively, for assurance and related services by the principal accountant to  Pacific Corporate Group LLC (“PCG”), the Registrant’s management company and adviser trustee, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, that were reasonably related to the performance of the annual audits of such entities, the engagement of which relate directly to the operations and financial reporting of the Registrant.

Tax Fees
(c)
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $65,580 and $40,747 for the fiscal years ended March 31, 2011 and 2012, respectively.  Services rendered included preparation of the Registrant’s 2011 and 2012 tax returns and tax advice.

There were no fees billed for the fiscal years ended March 31, 2011 and 2012, respectively, for professional services rendered by the principal accountant to PCG, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, for tax compliance, tax advice and tax planning, the engagement of which relate directly to the operations and financial reporting of the Registrant.

All Other Fees
(d)	There were no other fees billed for professional services rendered by the principal accountant for the fiscal years ended March 31, 2011 and 2012, respectively.

There were no other fees billed for the fiscal years ended March 31, 2011 and 2012, respectively, for services rendered by the principal accountant to PCG, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, the engagement of which relate directly to the operations and financial reporting of the Registrant.

(e)
(1) The Audit Committee Charter of the Registrant requires the Audit Committee to pre-approve all audit services and permissible non-auditing services, including tax services, to be provided to the Registrant and/or PCG, the Fund’s management company and adviser trustee, by the Registrant’s principal accountant in accordance with the Securities Exchange Act of 1934.  The Audit Committee Charter also provides that the Audit Committee may delegate to one or more of its designated members the authority to grant such pre-approvals.  The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

         (f)   Not applicable.

(g)
The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to PCG, the Registrant’s management company and adviser trustee (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with PCG, that provides ongoing services to the Registrant was $169,145 and $6,425 for the fiscal years ended March 31, 2011 and 2012, respectively.

(h)
The Registrant’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to PCG (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with PCG that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  All services provided by the Registrant’s principal accountants to the Registrant or PCG, or any entity controlling, controlled by, or under common control with PCG that provides ongoing services to the Registrant, that were required to be pre-approved were pre-approved as required.

ITEM 5.                           Audit Committee of Listed Registrants.

The Registrant is not a listed issuer, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, since it does not have any securities listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association.  As a result, Item 5 is not applicable to the Registrant.

ITEM 6.                           Investments.

(a)	The Registrant’s investments in securities of unaffiliated issuers as of March 31, 2012 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

The Registrant has adopted the proxy voting policies and procedures of PCG as its own.  PCG’s proxy voting policies and procedures are set forth below.

PACIFIC CORPORATE GROUP, LLC
Amended and Restated
Proxy Voting Policies and Procedures

Adopted as of August 2007

Updated as of May 17, 2012

I.           Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

II.           Policy

Upon request, Pacific Corporate Group LLC (“PCG”) votes proxies for the funds and securities it holds; therefore, PCG has adopted and implemented this Proxy Voting Policy and Procedures.

Since PCG manages private equity funds, the number of proxies that it receives is limited.  The most common scenario in which PCG is requested to respond to proxy requests is where PCG is requested to vote limited partnership or limited liability company interests in the underlying funds.  In limited circumstances, PCG may be requested to vote on matters (or consent to actions) relating to fee sharing agreements with underlying managers or to vote on matters relating to direct investments in portfolio companies. In even more limited situations, PCG may be requested to vote on matters involving public securities should a private security position be converted into a public security.

PCG votes proxies: (i) for each client, if any, that has specifically authorized it to vote them in the investment management contract or otherwise; (ii) for each fund for which it acts as adviser with the power to vote proxies; and (iii) for each ERISA account, if any, unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.

III.           Procedures

A. General Guidelines

In voting proxies, PCG will take action in response to each proxy request that it receives on a case-by-case basis.  PCG is guided by general fiduciary principles and the desire to act prudently in the best interests of the beneficial owners of the accounts it manages.  PCG attempts to consider the variety of attributes of a vote that could affect the value of its investment; accordingly, it seeks to vote in a manner consistent with efforts to maximize shareholder value.  In certain cases, however, PCG may determine to abstain from acting on a proxy request (or from recommending what action should be taken with respect to a proxy request) if it concludes that the potential benefit is outweighed by the cost, or when it is not in the best interests of the fund’s beneficial owners to vote.

B. Conflicts of Interest

PCG will rely on the observations and direct input of its employees to identify potential conflicts of interest of which they are aware, and to bring such potential conflicts of interest to the attention of PCG’s Chief Compliance Officer (“CCO”).  The CCO will determine whether a conflict of interest is material.

A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PCG’s decision in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The CCO or its designee shall maintain a written record of all materiality determinations.

If the CCO determines that a conflict of interest is not material, PCG may vote proxies notwithstanding the existence of a conflict.  If the CCO determines that PCG is subject to a material conflict of interest in taking action in response to a proxy request, he shall consider the following potential solutions, as well as any other solutions he wishes to consider: (i) disclosing the conflict of interest to the investors in such fund and obtaining their consent (in accordance with the governing documents of such fund) to act on the proxy request; (ii) engaging an independent third party to recommend a response to the proxy request; (iii) abstaining from acting on the proxy request; or (iv) if the fund for which PCG is considering a proxy request has an independent board of directors advise the independent directors of the conflict for their consideration.

The CCO shall maintain a written record of the method used to resolve a material conflict of interest.

C. Disclosures

PCG shall include a written description of this policy either in Part 2B of Form ADV or as a separate document.

D. Proxy Voting Information

PCG shall, upon the request of a PCG fund investor, provide such investor with the information such investor may reasonably request regarding how PCG has responded to proxy requests.

E. Responsibilities

PCG designated employees are responsible for voting proxy requests, and are responsible for delivering proxy voting information to the CCO or his or her designate when such votes occur.  The CCO or his or her designee shall maintain a proxy log of such submittals.

F. Record Keeping

In accordance with the record-keeping rules applicable to a registered investment adviser, PCG will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business:

▪	Client requests to review proxy votes, and PCG’s responses thereto
▪	These proxy voting policy and procedures
▪	Proxy statements and related materials received regarding client securities
▪	Records memorializing how PCG voted
▪	Any documents created by PCG that were material to a proxy voting decision or that memorialized the basis for that decision
▪	Documentation relating to the identification and resolution of conflicts of interest

With respect to proxy voting records for The Pacific Corporate Group Private Equity Fund (“PEF”) or any other fund registered under the Investment Company Act of 1940, PCG shall maintain such records as are necessary to allow PEF or such other funds to comply with their recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, PCG may rely on proxy statements filed on the EDGAR system, as well as on third party records of proxy statements and votes cast, if the third party provides an undertaking to provide the documents promptly upon request.

_______________

These Policies and Procedures will be reviewed on an annual basis.
F. Record Keeping

In accordance with the record-keeping rules applicable to a registered investment adviser, PCG will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business:
▪	Client requests to review proxy votes, and PCG’s responses thereto
▪	These proxy voting policy and procedures
▪	Proxy statements and related materials received regarding client securities
▪	Records memorializing how PCG voted
▪	Any documents created by PCG that were material to a proxy voting decision or that memorialized the basis for that decision
▪	Documentation relating to the identification and resolution of conflicts of interest

With respect to proxy voting records for The Pacific Corporate Group Private Equity Fund (“PEF”) or any other fund registered under the Investment Company Act of 1940, PCG shall maintain such records as are necessary to allow PEF or such other funds to comply with their recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, PCG may rely on proxy statements filed on the EDGAR system, as well as on third party records of proxy statements and votes cast, if the third party provides an undertaking to provide the documents promptly upon request.
_______________

These Policies and Procedures will be reviewed on an annual basis.

ITEM 8.                      Portfolio Managers of Closed-End Management Investment Companies.

Introductory Note

The Registrant is a Delaware business trust that was formed on September 22, 1997 and completed the initial offering of its shares in a private placement to accredited investors and began operations on February 9, 1998.  The Registrant is scheduled to terminate on December 31, 2012.

The objective of the Registrant is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market.  The Registrant seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of private equity funds (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investment in private or public operating companies (“Direct Investments”).  PCG receives a management fee based on total capital commitments of the Registrant, less distributions of capital and realized investment losses, and may receive a performance-based fee only with respect to profits, if any, generated by Direct Investments.

The Registrant has fully invested or committed for investment all of its capital available for investment and will not make any new investments, other than potential follow-on investments in existing portfolio companies.  The Indirect Investments are illiquid and typically have terms of ten to fifteen years and the Registrant has never disposed of an Indirect Investment.  Similarly, the Registrant’s Direct Investments are long-term, illiquid private investments.  The Registrant notes that its roster of portfolio investments has not changed since January 2004, other than for the deletion of one Direct Investment that was written off and five other Direct Investments that were disposed of, three Indirect Investments that completed operations and the change in a name of one Indirect Investment.

In light of the foregoing, the day-to-day management of the Registrant’s portfolio by the portfolio manager generally consists of monitoring and analyzing the performance of both the Indirect Investments and Direct Investments of the Registrant.

Portfolio Manager

As of the date of filing of this annual report on Form N-CSR, Christopher Bower, Chief Executive Officer and founder of PCG since 1979, has primary responsibility for the day-to-day management of the Registrant’s portfolio.

Other Accounts Managed

As of March 31, 2012 and the date hereof, Mr. Bower also has primary responsibility for the day-to-day management of two unregistered pooled investment vehicles.  The investment objectives of one such vehicle (the “Comparable Vehicle”) are similar to those of the Registrant. The investment objectives of the other vehicle are different than those of the Registrant. As of September 30, 2011 (the most recent date as of which data is available), the Comparable Vehicle had a total of approximately $5.9 million in assets. The management fee for the Comparable Vehicle is similar to that of the Registrant, including a performance-based fee only with respect to profits generated by the Comparable Vehicle’s Direct Investments. However, there were no Direct Investments remaining in the Comparable Vehicle as of September 30, 2011. There is only a performance-based fee and no management fees for the other vehicle managed by Mr. Bower, which has a Direct Investment that accounts for approximately $8.9 million of the vehicle's assets as of September 31, 2011. Similar to the Registrant, both vehicles have fully invested or committed for investment all of their capital available for investment.

As of March 31, 2012 and the date hereof, Mr. Bower was not responsible for the day-to-day management of any other registered investment company or any other account.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest generally may arise in the context of a portfolio manager’s management of multiple accounts on behalf of PCG under several circumstances, including that such accounts may have similar investment objectives or strategies.  As such, an investment opportunity may be suitable for more than one account, but may not be available in sufficient quantities to allow all accounts to fully participate.  Similarly, given the illiquid nature of the investments generally made by PCG on behalf of its clients, there would be limited opportunity to sell an investment held by multiple accounts for all such accounts.  In addition, there may be an incentive to favor accounts for which the advisory fee is based on performance, or for which PCG is entitled to share in the profits generated by certain of an account’s investments.

However, as indicated above, the Registrant and  the Comparable  Vehicle managed by Mr. Bower have fully invested or committed for investment all of their respective capital available for investment and will not make any new investments, other than potential follow-on investments in existing portfolio companies.  Moreover, as previously noted, the Registrant’s roster of portfolio investments had limited changes since January 2004.  As of March 31, 2012, the Registrant held only one remaining Direct Investment.  With regard to its Indirect Investments (where the Registrant has no role in whether underlying portfolio investments are bought or sold) the Registrant presently anticipates that it will hold such investments until the underlying managers dispose of the portfolio investments and wind-up the operations of the Indirect Investments.  As a result, the real, potential or apparent conflicts of interest that would arise in connection with Mr. Bower’s management of the Registrant’s investments, on the one hand, and the investments of the Comparable Vehicle, on the other hand, are remote.

In accordance with the conditions of an exemptive order issued by the Securities and Exchange Commission to the Registrant (the “Order”), the Registrant is prohibited from making a co-investment or follow-on investment with other funds and accounts managed by PCG prior to approval by the Registrant’s Board of Trustees, and under the terms of the Order, investments may only be made by the Registrant on the same terms as such other funds and accounts.  Further, the Order requires the quarterly review by the Board of information relating to co-investments made by other funds and accounts managed by PCG, including transactions in which the Registrant declined to participate.

Finally, it should be noted that as a registered investment adviser, PCG has in place a compliance program containing multiple policies and procedures designed to identify and address various conflicts of interest that may arise in the course of PCG’s business.

Compensation Structure

Mr. Bower is the sole member and sole employee of PCG.  As such, as of March 31, 2012 and the date hereof, Mr. Bower’s compensation is based on the management fees received by PCG, less the expenses of PCG.

Ownership of Securities

As of March 31, 2012, Mr. Bower did not own any shares of the Registrant.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant for the following reasons:  (i) the Registrant’s securities are not registered pursuant to Section 12 of the Securities Exchange Act of 1934 and (ii) neither the Registrant nor any affiliated purchaser has made any purchases of the Registrant’s securities during the period covered by this report.

ITEM 10.	Submissions of Matters to a Vote of Security Holders.

There have been no material changes made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.  The Registrant’s Nominating Committee Charter provides that shareholders of the Registrant who wish to recommend a nominee to the Registrant’s board should send nominations to the attention of the Secretary of the Registrant (PO Box 181978, Coronado, California 92178) which includes biographical information and sets forth the qualifications of the proposed nominee.  The Secretary will then forward the nominations to the Nominating Committee.

ITEM 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Exhibits.

(a)	(1) Exhibit 99 (a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(2) Exhibit 99 (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act.

(3)  Not applicable.

          (b)  Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Pacific Corporate Group Private Equity Fund
----------------------------------------------------------------
By: /s/ Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date: June 21, 2012

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date: June 21, 2012

By: /s/ Christopher J. Bower

Christopher J. Bower
                      Principal Financial Officer

Date: June 21, 2012